Exhibit 99.2

Cover Slide Title (20pt. Bold) Acquisition of GCA Services Group July 12, 2017

Agenda 2 3 Financial Implications Forward - Looking Statements and Non - GAAP Financial Information: Our discussions during this conference call will include forward - looking statements. Actual results could differ materially fro m those projected in the forward - looking statements. Some of the factors that could cause actual results to differ are discussed in the Company’s 2016 Annual Report on Form 10 - K and in our 2017 reports on Form 10 - Q and Form 8 - K. These reports are available on our website at http:// investor.abm.com under “SEC Filings”. A description of other factors that could cause actual results to differ is also set forth at the end of this presentation . 1 Transaction Summary 2 GCA Overview 4 Transformative Combination

Transaction Summary 3 • ABM has signed a definitive agreement to acquire GCA Services Group for approximately $1.25 billion in cash and stock: ‒ $851 million to be funded through borrowings under amended revolver and term loan A ‒ $399 million of ABM common stock • Acquisition estimated to add approximately $1.1 billion in revenue and approximately $100 million in adjusted EBITDA • Cost synergies estimated at approximately $20 million - $30 million • Revenue synergies, including cross - sell opportunities, anticipated • Thomas H. Lee Partners, L.P. and Goldman Sachs Merchant Banking Division to own approximately 14%, in aggregate, of ABM common stock upon closing • Transaction expected to close by September 2017 * * See “Use of Non - GAAP Financial Information” for information about our use of Non - GAAP financial measures

Education Division 56% $573mm Commercial Division 43% $436mm Vehicle Services 7 % Education 57 % Commercial 36 % Revenue breakdown Key statistics • Revenue contribution of approximately $1.1 billion • Approximately $100 million of adjusted EBITDA * • 3,200 + K - 12 schools served across ~250 districts • 80+ higher education facilities • 1,000+ Commercial customer sites • Over 37,000 employees • Founded in 2003 with headquarters in Cleveland, Ohio • Premier provider of facility services in the Education and Commercial industries • Specializes in facilities maintenance, janitorial services, grounds management, vehicle services and outsourced workforce solutions • Services in 46 states, the District of Columbia, and Puerto Rico • Best - in - class facilities service provider to the K - 12 and higher education sectors • Focused on commercial verticals which require specialized, value - added services, like manufacturing , high - tech and bio - pharma • Experienced and talented team of employees with company - wide focus on exceptional customer service Business overview GCA Overview * See “Use of Non - GAAP Financial Information” for information about our use of Non - GAAP financial measures 4

Financial Implications 5 • Total revenues to increase by approximately $1.1 billion and adjusted EBITDA to increase by approximately $100 million • ABM Education industry - group to increase revenue from $250 million to approximately $850 million annually • Estimated $ 500 million in annual revenue within other industry - group verticals, including Business & Industry, High - tech / Bio - pharma and Aviation • Annual cost synergies of approximately $20 million - $30 million by the second full year of ownership • One time transaction - , synergy - , and integration - related expenses of approximately $70 million • Near term increase in pro forma lender - adjusted EBITDA to approximately 4.0x, inclusive of letters of credit • No change to dividend payment policy at this time • No anticipated share repurchase activity, in the near term, as the Company allocates excess cash flow to delever to historical levels * See “Use of Non - GAAP Financial Information” for information about our use of Non - GAAP financial measures * *

Transformative Combination 6 Strategic fit under 2020 Vision Industry talent and insight Achievable cost synergies Bolstered Education presence Elevated margin profile Increased FCF generation Enhanced revenue opportunities Increased scale and density

Forward - Looking Statement This presentation contains both historical and forward - looking statements addressing the plan of ABM Industries Incorporated (“ABM” and, together with its subsidiaries, collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”) to acquire GCA Services Group (“GCA”) . In this context, we make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases . These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict . For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include : (1) our ability to successfully complete the proposed acquisition of GCA, including satisfying closing conditions ; (2) delay in closing the proposed acquisition of GCA ; (3) the occurrence of any event that could give rise to termination of the merger agreement ; (4) risks inherent in the achievement of cost synergies and the timing thereof ; (5) risks related to the disruption of the proposed acquisition to GCA and its management ; (6) the effect of announcement of the proposed acquisition on GCA’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties ; (7) our ability to successfully integrate GCA if the proposed acquisition is completed, including whether and to what extent the proposed acquisition will be accretive and within the expected timeframe ; (8) changes to our businesses, operating structure, financial reporting structure, or personnel relating to the implementation of our 2020 Vision strategic transformation initiative ; (9) increases in estimates of ultimate insurance losses ; (10) uncertainty in future cash flows ; (11) challenges preserving long - term client relationships, passing through costs to clients, responding to competitive pressures, and retaining qualified personnel ; (12) impairment of goodwill and long - lived assets ; (13) changes in immigration laws or enforcement actions or investigations under such laws ; (14) significant delays or reductions in appropriations for our government contracts ; (15) losses or other incidents at facilities in which we operate ; and (16) liabilities associated with participation in multiemployer pension plans . The list of factors above is illustrative and by no means exhaustive . Additional information regarding these and other risks and uncertainties we face is contained in our Annual Report on Form 10 - K for the year ended October 31 , 2016 and in other reports we file from time to time with the Securities and Exchange Commission (including all amendments to those reports) . We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law . 7

Use of Non - GAAP Financial Information The Company has presented, in this press release, an estimate for GCA’s adjusted EBITDA contribution and total debt to proforma lender - adjusted EBITDA, which includes an estimate for adjusted EBITDA related to GCA . Adjusted EBITDA is a non - GAAP financial measure which represents earnings before interest, taxes, depreciation, amortization and other adjustments . Lender - adjusted EBITDA is a non - GAAP financial measure utilized in the financial covenants contained in the Company’s credit agreement . GCA uses adjusted EBITDA as a measurement of financial results and as an indication of the relative strength of operating performance . The Company's estimate of GCA’s adjusted EBITDA and lender - adjusted EBITDA are based only on projected financial information available as of the date hereof . These non - GAAP financial measures are not intended to replace the presentation of financial results in accordance with U . S . GAAP . These non - GAAP financial measures may not be comparable to similar measures used by other companies and may exclude certain nondiscretionary expenses and reflect other adjustments . Reconciliations of these forward - looking non - GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of information concerning amounts of certain items excluded from adjusted EBITDA and lender - adjusted EBITDA, such as amortization and taxes and items impacting comparability, which are not determinable on a forward - looking basis at this time . 8